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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A

                                Current Report
                               AMENDMENT NO. 2
                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) - April 22, 1999

                           ORBITAL IMAGING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

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
                   DELAWARE                              333-49583                         54-1660268
----------------------------------------------      ---------------------      ------------------------------------
(State or other Jurisdiction of Incorporation)      (Commission File No.)      (IRS Employer Identification Number)

           21700 ATLANTIC BOULEVARD
            DULLES, VIRGINIA 20166                                                       (703) 406-5000
----------------------------------------------                                 ------------------------------------
   (Address of Principal Executive Offices)                                      (Registrant's Telephone number,
                                                                                      Including Area Code)
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                                     N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

On April 22, 1999, KPMG LLP ("KPMG") resigned as the auditors for Orbital Imaging Corporation ("ORBIMAGE").

KPMG's reports on ORBIMAGE's financial statements for the fiscal years ended December 31, 1997 and 1998 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended December 31, 1997, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in connection with KPMG's reports.

During the fiscal year ended December 31, 1998 and the interim period ended April 22, 1999, ORBIMAGE and KPMG had certain disagreements regarding prospective accounting treatment for recognizing revenue on certain customer purchase contracts. Those disagreements related to (1) the correct application of the revenue accounting for certain related party contracts in future periods and (2) disclosure of the nature of the contracts in certain of ORBIMAGE's registration statements and an offering memorandum issued in connection with an exempt debt securities offering in April 1999. ORBIMAGE ultimately disclosed these transactions in the exempt offering in such a manner so that the offering memorandum did not suggest that these contracts would result in revenues in the future and clearly identified these contracts as between Orbital Sciences Corporation and the customer rather than ORBIMAGE and the customer. ORBIMAGE has authorized KPMG to respond fully to the inquiries of its successor accountant concerning the subject matter of the disagreements.

There were no reportable events (as defined in SEC Regulation S-K, Item 304(a)(1)(v)) during the fiscal years ended December 31, 1997 and 1998 and the interim period ended April 22, 1999.

ORBIMAGE has requested KPMG to issue a letter addressed to the SEC stating whether it agrees with the above statements. ORBIMAGE has filed the letter as an exhibit to this Form 8-K/A.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.

(a)   Financial Statements of Businesses Acquired.  Not applicable.
(b)   Pro Forma Financial Information.  Not applicable.
(c)   Exhibits.  The following exhibit is filed with this report:

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
Exhibit No.                             Description
-----------                             -----------
16                                      Letter from KPMG LLP to the Securities
                                        and Exchange Commission re: ORBIMAGE's
                                        Form 8-K/A filed on June 10, 1999
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         ORBITAL IMAGING CORPORATION



DATED:  June 10, 1999                     By:  /s/ Gilbert D. Rye
                                              ------------------
                                              Gilbert D. Rye, President
                                              and Chief Operating Officer



DATED:  June 10, 1999                     By:  /s/ Armand D. Mancini
                                              ---------------------
                                              Armand D. Mancini, Vice President
                                              and Principal Financial Officer

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                                EXHIBIT INDEX


        Exhibit No.                     Description
        -----------                     -----------
           16                        Letter from KPMG LLP to the Securities
                                     and Exchange Commission re:
                                     ORBIMAGE's Form 8-K/A filed on June 10,
                                     1999.